                                                                     Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Value City Department Stores, Inc., an Ohio corporation (the "Company"), hereby appoints George Kolber and Alan R. Schlesinger as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's registration statements on one or more Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of up to 187,000 shares of common stock, without par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 17th day of January, 2001.

               SIGNATURE                                        TITLE
               ---------                                        -----

  /s/ Jay L. Schottenstein                           Chairman of the Board of Directors
--------------------------------------------
Jay L. Schottenstein

  /s/ George Kolber                                  Vice Chairman of the Board of Directors and
--------------------------------------------         Chief Executive Officer
George Kolber

  /s/ Alan R. Schlesinger                            President and Chief Merchandising Officer
--------------------------------------------
Alan R. Schlesinger

  /s/ Saul Schottenstein                             Vice Chairman of the Board of Directors
--------------------------------------------
Saul Schottenstein

  /s/ James A. McGrady                               Chief Financial Officer, Secretary and Treasurer
--------------------------------------------         (Principal Financial Officer and Principal Accounting Officer)
James A. McGrady

  /s/ Henry L. Aaron                                 Director
--------------------------------------------
Henry L. Aaron

                                                     Director
--------------------------------------------
Martin P. Doolan

                                                     Director
--------------------------------------------
Ari Deshe

  /s/ Jon P. Diamond                                 Director
--------------------------------------------
Jon P. Diamond

  /s/ Richard Gurian                                 Director
--------------------------------------------
Richard Gurian

  /s/ Dr. Norman Lamm                                Director
--------------------------------------------
Dr. Norman Lamm

  /s/ Geraldine Schottenstein Hoffman                Director
--------------------------------------------
Geraldine Schottenstein Hoffman

                                                     Director
--------------------------------------------
Robert L. Shook